Exhibit 99.1

         The Group I Mortgage Loans consist of approximately 566,951,431.75 Mortgage Loans, all of which are secured by first Mortgages. The Group II Mortgage Loans consist of approximately 1,031,247,877.09 Mortgage Loans, of which approximately 99.05% are secured by first Mortgages and approximately 0.95% are secured by second Mortgages.

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 72.02% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 27.98% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 71.94% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 28.06% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

         Each of the Fixed-Rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 91.23% of the Adjustable-Rate Group I Mortgage Loans, three years, in the case of approximately 7.06% of the Adjustable-Rate Group I Mortgage Loans and fifteen years, in the case of approximately 1.67% of the Adjustable-Rate Group I Mortgage Loans, that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 92.74% of the Adjustable-Rate Group II Mortgage Loans, three years, in the case of approximately 5.57% of the Adjustable-Rate Group II Mortgage Loans and fifteen years, in the case of approximately 1.69% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase by more than a stated percentage (1.000% per annum, 3.000% per annum or 4.000% per annum), as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum, 1.500% per annum or 3.000% per annum as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.999% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.008% per annum and the Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.006% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Initial Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

         Approximately 82.48% of the Group I Mortgage Loans and approximately 76.19% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representations as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

GROUP I MORTGAGE LOANS STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the applicable Cut-off Date.

         Approximately 30.78% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 1.32% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 77.97%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

         Except with respect to approximately 0.02% of the Group I Mortgage Loans, all of the Group I Mortgage Loans have a Due Date of the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 355 months as of the applicable Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to March 1, 2002 or after March 1, 2003 or will have a remaining term to maturity of less than 118 months or greater than 360 months as of the applicable Cut-off Date. The latest maturity date of any Group I Mortgage Loan is February 1, 2033.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $154,414.18. The average Principal Balance of the Group I Mortgage Loans as of the applicable Cut-off Date was approximately $154,272.50. No Group I Mortgage Loan had a Principal Balance as of the applicable Cut-off Date of greater than approximately $499,177.93 or less than approximately $50,024.70.

         The Group I Mortgage Loans had Mortgage Rates as of the applicable Cut-off Date of not less than 5.000% per annum and not more than 12.630% per annum and the weighted average Mortgage Rate was approximately 8.048% per annum. As of the applicable Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.900% to 8.500%, Minimum Mortgage Rates ranging from 5.300% per annum to 12.630% per annum and Maximum Mortgage Rates ranging from 11.300% per annum to 18.990% per annum. As of the applicable Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.463% per annum, a weighted average Minimum Mortgage Rate of approximately 8.170% per annum and a weighted average Maximum Mortgage Rate of approximately 14.205% per annum. The latest next Adjustment Date following the applicable Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in February 2018, and the weighted average next Adjustment period for the Adjustable-Rate Group I Mortgage Loans following the applicable Cut-off Date is 26 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the applicable Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

            APPLICABLE CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE       % OF AGGREGATE PRINCIPAL
                             NUMBER OF        OUTSTANDING AS OF THE   BALANCE OUTSTANDING AS OF THE
PRINCIPAL BALANCE ($)     MORTGAGE LOANS     APPLICABLE CUT-OFF DATE      APPLICABLE CUT-OFF DATE
-----------------------   --------------     -----------------------  -----------------------------
 50,025- 100,000.......        973               $ 75,538,480.51                  13.32%
100,001- 150,000.......      1,060                132,827,583.91                  23.43
150,001- 200,000.......        785                136,773,269.71                  24.12
200,001- 250,000.......        439                 98,379,885.60                  17.35
250,001- 300,000.......        246                 67,067,588.77                  11.83
300,001- 350,000.......        146                 46,110,190.67                   8.13
350,001- 400,000.......         18                  6,783,482.96                   1.20
400,001- 450,000.......          5                  2,058,013.74                   0.36
450,001- 499,178.......          3                  1,412,935.88                   0.25
                             -----               ---------------                 ------
  Total................      3,675               $566,951,431.75                 100.00%
                             =====               ===============                 ======

___________________

(1) The average Applicable Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $154,272.50.




                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)

                                       PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                      NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
 CREDIT SCORE      MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
---------------    --------------   -----------------------   -----------------------------
500............          12            $  1,532,772.55                    0.27%
501 - 550......       1,337             199,055,585.42                   35.11
551 - 600......       1,177             178,705,262.68                   31.52
601 - 650......         535              85,218,239.56                   15.03
651 - 700......         395              65,448,147.29                   11.54
701 - 750......         166              27,774,896.73                    4.90
751 - 793......          53               9,216,527.52                    1.63
                      -----            ---------------                  ------
   Total.......       3,675            $566,951,431.75                  100.00%
                      =====            ===============                  ======

______________________

(1) The weighted average Credit Score of the Group I Mortgage Loans that had Credit Scores was approximately 587.




                     CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS

                                       PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                      NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
CREDIT GRADE       MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
---------------    --------------   -----------------------   -----------------------------
AA+............           407          $ 62,752,782.87                   11.07%
AA.............         1,462           237,707,838.79                   41.93
A..............           942           141,994,471.49                   25.05
B..............           567            83,878,068.87                   14.79
C..............           203            28,444,469.74                    5.02
CC.............            94            12,173,799.99                    2.15
                        -----          ---------------                  ------
   Total.......         3,675          $566,951,431.75                  100.00%
                        =====          ===============                  ======

                ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
----------------------   --------------   -----------------------   -----------------------------
120...................           1            $    167,805.88                    0.03%
180...................          62               7,519,541.82                    1.33
240...................          43               6,072,731.29                    1.07
360...................       3,569             553,191,352.76                   97.57
                             -----            ---------------                  ------
   Total..............       3,675            $566,951,431.75                  100.00%
                             =====            ===============                  ======

____________________

(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 356 months.


                  REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                              PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                             NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
REMAINING TERM (MONTHS)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-----------------------   --------------   ------------------------  -----------------------------
118 - 120..............          1             $    167,805.88                  0.03%
176 - 180..............         62                7,519,541.82                  1.33
236 - 240..............         43                6,072,731.29                  1.07
346 - 350..............          2                  252,108.82                  0.04
351 - 355..............         15                1,745,660.57                  0.31
356 - 360..............      3,552              551,193,583.37                 97.22
                             -----             ---------------                ------
  Total................      3,675             $566,951,431.75                100.00%
                             =====             ===============                ======

(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 355 months.



                             PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                          PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                         NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
          PROPERTY TYPE               MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-----------------------------------   --------------   ------------------------  -----------------------------
Single Family Detached.............      2,831             $423,168,463.87                 74.64%
2 - 4 Units Detached...............        284               58,948,572.20                 10.40
PUD Detached.......................        281               45,010,567.84                  7.94
Condo Low-Rise Attached............        163               22,374,418.05                  3.95
2 -4 Units Attached................         30                7,001,199.30                  1.23
Manufactured Housing Detached......         41                3,528,246.90                  0.62
Single Family Attached.............         15                2,377,851.87                  0.42
Condo High-Rise Attached...........         14                2,359,125.64                  0.42
PUD Attached.......................         15                2,075,049.20                  0.37
Condo Low-Rise Detached............          1                  107,936.88                  0.02
                                         -----             ---------------                ------
  Total............................      3,675             $566,951,431.75                100.00%
                                         =====             ===============                ======

____________________
(1)     PUD refers to a home or "unit" in a Planned Unit Development.

                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                         PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                        NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
OCCUPANCY STATUS     MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
----------------     --------------   ------------------------  -----------------------------
Primary.............      3,460           $538,374,690.53                   94.96%
Non-owner...........        165             21,638,335.50                    3.82
Second Home.........         50              6,938,405.72                    1.22
                          -----           ---------------                  ------
   Total............      3,675           $566,951,431.75                  100.00%
                          =====           ===============                  ======

____________________
(1)  Occupancy as represented by the mortgagor at the time of origination.


                       PURPOSE OF THE GROUP I MORTGAGE LOANS

                                               PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     PURPOSE               MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
------------------------   --------------   ------------------------  -----------------------------
Cash Out Refinance......       2,538            $402,066,705.64                   70.92%
Purchase................         810             115,860,840.78                   20.44
Rate/Term Refinance.....         327              49,023,885.33                    8.65
                               -----            ---------------                  ------
   Total................       3,675            $566,951,431.75                  100.00%
                               =====            ===============                  ======


                   ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)

                                                       PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
--------------------------------   --------------   ------------------------  -----------------------------
15.50- 20.00....................          2             $    140,439.09                    0.02%
20.01- 25.00....................          7                  627,935.25                    0.11
25.01- 30.00....................          4                  374,540.25                    0.07
30.01- 35.00....................          9                1,113,250.61                    0.20
35.01- 40.00....................         13                1,489,983.78                    0.26
40.01- 45.00....................         21                2,701,334.47                    0.48
45.01- 50.00....................         25                2,799,463.58                    0.49
50.01- 55.00....................         77               11,695,065.90                    2.06
55.01- 60.00....................        139               21,512,316.37                    3.79
60.01- 65.00....................        277               43,694,217.20                    7.71
65.01- 70.00....................        335               52,923,222.13                    9.33
70.01- 75.00....................        437               66,705,290.94                   11.77
75.01- 80.00....................      1,224              186,692,830.15                   32.93
80.01- 85.00....................        271               42,137,409.25                    7.43
85.01- 90.00....................        489               78,376,748.99                   13.82
90.01- 95.00....................        293               46,506,415.23                    8.20
95.01- 100.00...................         52                7,460,968.56                    1.32
                                      -----             ---------------                  ------
     Total......................      3,675             $566,951,431.75                  100.00%
                                      =====             ===============                  ======

__________________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the applicable Cut-off Date was approximately 77.97%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)

                                          PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                         NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     LOCATION         MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
------------------    --------------   -----------------------   -----------------------------
Alabama...........           14             $  1,441,226.44                  0.25
Alaska............            2                  239,943.10                  0.04
Arizona...........           82                9,933,759.26                  1.75
Arkansas..........            2                  160,927.02                  0.03
California........          601              114,405,533.96                 20.18%
Colorado..........          116               18,756,120.61                  3.31
Connecticut.......           68                8,971,007.18                  1.58
Delaware..........           15                2,316,979.77                  0.41
Florida...........          268               33,700,092.01                  5.94
Georgia...........            2                  267,133.23                  0.05
Hawaii............            1                  459,563.53                  0.08
Idaho.............            6                  705,428.70                  0.12
Illinois..........          164               23,840,131.59                  4.20
Indiana...........           59                6,419,451.36                  1.13
Iowa..............            6                  465,571.79                  0.08
Kansas............           13                1,271,638.02                  0.22
Kentucky..........           19                1,683,897.54                  0.30
Louisiana.........           26                2,706,791.99                  0.48
Maine.............           28                3,448,566.81                  0.61
Maryland..........           69               11,078,323.83                  1.95
Massachusetts.....          295               54,839,702.98                  9.67
Michigan..........          181               21,130,696.12                  3.73
Minnesota.........           49                6,110,525.33                  1.08
Mississippi.......            8                  745,417.69                  0.13
Missouri..........           40                4,323,470.31                  0.76
Montana...........            2                  294,372.09                  0.05
Nebraska..........            5                  430,993.55                  0.08
Nevada............           38                5,946,830.26                  1.05
New Hampshire.....           41                6,418,557.91                  1.13
New Jersey........          214               36,930,059.52                  6.51
New Mexico........            5                  549,000.05                  0.10
New York..........          411               83,642,090.15                 14.75
North Carolina....          101               10,442,020.15                  1.84
North Dakota......            3                  227,674.90                  0.04
Ohio..............          120               13,335,528.14                  2.35
Oklahoma..........            3                  226,483.83                  0.04
Oregon............           29                4,499,591.28                  0.79
Pennsylvania......          120               13,730,935.22                  2.42
Rhode Island......           64                9,903,415.99                  1.75
South Carolina....           44                4,720,343.05                  0.83
South Dakota......            1                  163,841.37                  0.03
Tennessee.........           33                3,365,889.54                  0.59
Texas.............           94               11,380,170.45                  2.01
Utah..............           19                2,943,870.16                  0.52
Vermont...........            8                  895,081.73                  0.16
Virginia..........           86               13,026,539.69                  2.30
Washington........           64               10,655,787.34                  1.88
Wisconsin.........           33                3,526,420.19                  0.62
Wyoming...........            3                  274,035.02                  0.05
                          -----             ---------------                ------
Total.............        3,675             $566,951,431.75                100.00%
                          =====             ===============                ======

___________________
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.41% in the 11236 ZIP Code.

                     DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                       PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                      NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
      DOCUMENTATION LEVEL          MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
--------------------------------   --------------   -----------------------   -----------------------------
Full Documentation..............       2,294            $338,411,971.44                   59.69%
Stated Income Documentation.....       1,341             222,314,203.90                   39.21
Lite  Documentation.............          37               5,702,623.10                    1.01
No Documentation................           3                 522,633.31                    0.09
                                       -----            ---------------                  ------
   Total........................       3,675            $566,951,431.75                  100.00%
                                       =====            ===============                  ======

____________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.


                 CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                               NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
CURRENT MORTGAGE RATE (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-------------------------   --------------   -----------------------   -----------------------------
 5.000...................         1             $    167,805.88                    0.03%
 5.001-   6.000..........        50                9,275,849.73                    1.64
 6.001-   7.000..........       577              101,393,492.70                   17.88
 7.001-   8.000..........     1,261              209,975,910.80                   37.04
 8.001-   9.000..........       964              146,363,392.11                   25.82
 9.001-  10.000..........       563               71,347,971.22                   12.58
10.001-  11.000..........       200               22,656,043.37                    4.00
11.001-  12.000..........        51                5,183,065.41                    0.91
12.001-  12.630..........         8                  587,900.53                    0.10
                              -----             ---------------                  ------
 Total...................     3,675             $566,951,431.75                  100.00%
                              =====             ===============                  ======

__________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the applicable Cut-off Date was approximately 8.048% per annum.


              GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                         PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                        NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
GROSS MARGIN (%)     MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
------------------   --------------   -----------------------   -----------------------------
2.900 - 3.000.....           4           $    508,675.30                    0.12%
3.001 - 4.000.....         146             24,960,751.93                    6.11
4.001 - 5.000.....         708            125,085,951.29                   30.63
5.001 - 6.000.....         928            143,601,196.90                   35.17
6.001 - 7.000.....         597             82,518,257.15                   20.21
7.001 - 8.000.....         235             28,861,947.47                    7.07
8.001 - 8.500.....          24              2,806,990.17                    0.69
                         -----           ---------------                  ------
Total.............       2,642           $408,343,770.21                  100.00%
                         =====           ===============                  ======

__________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 5.463% per annum.

          NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
NEXT ADJUSTMENT DATE     MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
--------------------     --------------   -----------------------   -----------------------------
June 1, 2003...........          1            $    169,754.38                 0.04%
February 1, 2004.......          1                 142,940.72                 0.04
April 1, 2004..........          3                 287,442.30                 0.07
May 1, 2004............          1                 136,232.70                 0.03
June 1, 2004...........          1                  76,639.67                 0.02
July 1, 2004...........          2                 202,051.62                 0.05
August 1, 2004.........          3                 442,155.78                 0.11
September 1, 2004......          3                 410,562.73                 0.10
October 1, 2004........         38               7,635,467.52                 1.87
November 1, 2004.......        322              53,998,943.43                13.22
December 1, 2004.......      1,448             226,537,610.97                55.48
December 15, 2004......          1                 130,000.00                 0.03
January 1, 2005........        433              66,409,807.53                16.26
February 1, 2005.......        110              16,116,869.00                 3.95
October 1, 2005........          1                 269,675.23                 0.07
November 1, 2005.......         24               2,525,951.98                 0.62
December 1, 2005.......        139              18,367,031.24                 4.50
January 1, 2006........         49               6,343,576.69                 1.55
February 1, 2006.......         13               1,328,550.00                 0.33
October 1, 2017........          1                 209,505.56                 0.05
November 1, 2017.......          3                 475,540.36                 0.12
December 1, 2017.......         33               4,859,034.84                 1.19
January 1, 2018........         10               1,033,425.96                 0.25
February 1, 2018.......          2                 235,000.00                 0.06
                             -----            ---------------               ------
  Total................      2,642            $408,343,770.21               100.00%
                             =====            ===============               ======

__________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date is approximately
     26.3 months.



        MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                               NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-------------------------   --------------   -----------------------   -----------------------------
11.300 - 12.000..........         33             $  5,625,353.76                   1.38%
12.001 - 13.000..........        318               57,468,302.60                  14.07
13.001 - 14.000..........        833              140,665,914.18                  34.45
14.001 - 15.000..........        761              117,778,550.26                  28.84
15.001 - 16.000..........        493               64,000,032.90                  15.67
16.001 - 17.000..........        156               17,882,180.52                   4.38
17.001 - 18.000..........         41                4,346,967.15                   1.06
18.001 - 18.990..........          7                  576,468.84                   0.14
                               -----             ---------------                 ------

  Total..................      2,642             $408,343,770.21                 100.00%
                               =====             ===============                 ======

____________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 14.205% per annum.


          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                               NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MINIMUM MORTGAGE RATE (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-------------------------   --------------   -----------------------   -----------------------------
 5.300 -  6.000..........         33            $  5,625,353.76                    1.38%
 6.001 -  7.000..........        323              58,523,216.52                   14.33
 7.001 -  8.000..........        851             144,179,301.53                   35.31
 8.001 -  9.000..........        780             120,340,008.59                   29.47
 9.001 - 10.000..........        458              57,933,289.99                   14.19
10.001 - 11.000..........        153              17,240,558.54                    4.22
11.001 - 12.000..........         38               4,043,104.66                    0.99
12.001 - 12.630..........          6                 458,936.62                    0.11
                               -----            ---------------                  ------
 Total...................      2,642            $408,343,770.21                  100.00%
                               =====            ===============                  ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the applicable Cut-off Date was approximately 8.170% per annum.



           INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                    PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                   NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
INITIAL PERIODIC RATE CAP (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-----------------------------   --------------   -----------------------   -----------------------------
1.000........................          2             $    308,369.14                    0.08%
3.000........................      2,639              407,763,806.05                   99.86
4.000........................          1                  271,595.02                    0.07
                                   -----             ---------------                  ------
  Total......................      2,642             $408,343,770.21                  100.00%
                                   =====             ===============                  ======

__________________
(1)    Relates solely to initial rate adjustments.



     SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                            PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                           NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
PERIODIC RATE CAP (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
---------------------   --------------   -----------------------   -----------------------------
1.000................       2,601            $401,849,392.90                   98.41%
1.500................          41               6,494,377.31                    1.59
                            -----            ---------------                  ------
  Total..............       2,642            $408,343,770.21                  100.00%
                            =====            ===============                  ======

__________________
(1)    Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP II MORTGAGE LOANS STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the applicable Cut-off Date.

         Approximately 37.14% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.94% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 78.75%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

         Except with respect to approximately 0.09% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 355 months as of the applicable Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to March 1, 1999 or after March 1, 2003 or will have a remaining term to maturity of less than 120 months or greater than 360 months as of the applicable Cut-off Date. The latest maturity date of any Group II Mortgage Loan is February 1, 2033.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $168,463.01. The average Principal Balance of the Group II Mortgage Loans as of the applicable Cut-off Date was approximately $168,367.00. No Group II Mortgage Loan had a Principal Balance as of the applicable Cut-off Date of greater than approximately $1,014,176.19 or less than approximately $49,742.37.

         The Group II Mortgage Loans had Mortgage Rates as of the applicable Cut-off Date of not less than 5.500% per annum and not more than 13.850% per annum and the weighted average Mortgage Rate was approximately 7.867% per annum. As of the applicable Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 2.950% to 10.400%, Minimum Mortgage Rates ranging from 4.990% per annum to 13.150% per annum and Maximum Mortgage Rates ranging from 11.500% per annum to 19.190% per annum. As of the applicable Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.096% per annum, a weighted average Minimum Mortgage Rate of approximately 7.929% per annum and a weighted average Maximum Mortgage Rate of approximately 13.948% per annum. The latest next Adjustment Date following the applicable Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in February 2018, and the weighted average next Adjustment period for the Adjustable-Rate Group II Mortgage Loans following the applicable Cut-off Date is 27 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the applicable Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

         APPLICABLE CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                               PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
  PRINCIPAL BALANCE ($)    MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
------------------------   --------------   -----------------------   -----------------------------
  49,742 -  50,000......          8           $      399,586.79                    0.04%
  50,001 - 100,000......      2,260              165,404,204.38                   16.04
 100,001 - 150,000......      1,410              174,068,370.90                   16.88
 150,001 - 200,000......        797              138,626,753.27                   13.44
 200,001 - 250,000......        448              100,354,671.82                    9.73
 250,001 - 300,000......        256               70,369,019.84                    6.82
 300,001 - 350,000......        310              102,065,554.03                    9.90
 350,001 - 400,000......        313              117,639,439.99                   11.41
 400,001 - 450,000......        142               60,442,633.91                    5.86
 450,001 - 500,000......        104               50,242,364.16                    4.87
 500,001 - 550,000......         16                8,447,836.48                    0.82
 550,001 - 600,000......         17                9,816,283.94                    0.95
 600,001 - 650,000......          9                5,678,956.66                    0.55
 650,001 - 700,000......         11                7,378,856.10                    0.72
 700,001 - 750,000......          7                5,202,778.23                    0.50
 750,001 - 800,000......          3                2,310,704.16                    0.22
 800,001 - 850,000......          4                3,301,782.49                    0.32
 850,001 - 900,000......          1                  879,408.34                    0.09
 900,001 - 950,000......          5                4,669,322.52                    0.45
 950,001 -1,000,000.....          3                2,935,172.89                    0.28
1,014,176...............          1                1,014,176.19                    0.10
                              -----           -----------------                  ------
   Total................      6,125           $1,031,247,877.09                  100.00%
                              =====           =================                  ======

___________________
(1) The average Applicable Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $168,367.00.


                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)

                                           PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                          NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
    CREDIT SCORE       MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-------------------    --------------   -----------------------   -----------------------------
Not Available......         122            $   13,020,100.74                 1.26%
500................          17                 2,371,346.42                 0.23
501 - 550..........         643                89,370,392.73                 8.67
551 - 600..........       1,986               309,147,653.92                29.98
601 - 650..........       1,949               336,123,329.97                32.59
651 - 700..........         924               181,863,263.90                17.64
701 - 750..........         358                71,974,368.79                 6.98
751 - 800..........         124                27,174,950.22                 2.64
801 - 805..........           2                   202,470.40                 0.02
                          -----            -----------------               ------
   Total...........       6,125            $1,031,247,877.09               100.00%
                          =====            =================               ======

______________________
(1) The weighted average Credit Score of the Group II Mortgage Loans that had Credit Scores was approximately 621.

                     CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS

                                        PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                       NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
  CREDIT GRADE      MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-----------------   --------------   -----------------------   -----------------------------
AA+..............       679             $  126,158,143.89                  12.23%
AA...............     3,332                597,321,756.08                  57.92
A................     1,254               $198,290,024.29                  19.23
B................       595                 78,340,354.98                   7.60
C................       150                 17,936,930.16                   1.74
CC...............       115                 13,200,667.69                   1.28
                      -----             -----------------                 ------
   Total.........     6,125             $1,031,247,877.09                 100.00%
                      =====             =================                 ======


               ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL TERM (MONTHS)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
----------------------   --------------   -----------------------   -----------------------------
120...................           3          $      199,250.00                     0.02%
180...................         157              16,026,067.14                     1.55
240...................         158              15,421,699.63                     1.50
360...................       5,807             999,600,860.32                    96.93
                             -----          -----------------                   ------
   Total..............       6,125          $1,031,247,877.09                   100.00%
                             =====          =================                   ======

____________________
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 355 months.


               REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
REMAINING TERM (MONTHS)  MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-----------------------  --------------   -----------------------   -----------------------------
120....................         3          $      199,250.00                    0.02%
166 - 170..............         1                  88,935.72                    0.01
171 - 175..............         2                 143,262.02                    0.01
176 - 180..............       154              15,793,869.40                    1.53
226 - 230..............         1                 133,109.69                    0.01
231 - 235..............         2                 124,230.57                    0.01
236 - 240..............       155              15,164,359.37                    1.47
311 - 315..............         1                  67,103.56                    0.01
346 - 350..............         2                 562,597.90                    0.05
351 - 355..............         9               1,388,112.54                    0.13
356 - 360..............     5,795             997,583,046.32                   96.74
                            -----          -----------------                  ------
  Total................     6,125          $1,031,247,877.09                  100.00%
                            =====          =================                  ======

(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 355 months.

                    PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                         PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                        NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
      PROPERTY TYPE                  MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
----------------------------------   --------------   -----------------------   -----------------------------
Single Family Detached............        4,571          $  748,166,040.75                   72.55%
PUD Detached......................          552             115,705,633.45                   11.22
2-4 Units Detached................          489              98,301,515.92                    9.53
Condo Low-Rise Attached...........          317              46,080,189.57                    4.47
Manufactured Housing Detached.....          135              11,616,195.24                    1.13
Condo High-Rise Attached..........           22               4,609,146.35                    0.45
2-4 Units Attached................           21               4,380,585.12                    0.42
PUD Attached......................            9               1,288,597.24                    0.12
Single Family Attached............            9               1,099,973.45                    0.11
                                          -----          -----------------                  ------
  Total...........................        6,125          $1,031,247,877.09                  100.00%
                                          =====          =================                  ======

____________________
(1)     PUD refers to a home or "unit" in a Planned Unit Development.


                    OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                 PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     OCCUPANCY STATUS        MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-------------------------    --------------   -----------------------   -----------------------------
Primary..................        5,525          $  945,152,653.16                   91.65%
Non-owner................          517              70,400,166.56                    6.83
Second Home..............           83              15,695,057.37                    1.52
                                 -----          -----------------                  ------
   Total.................        6,125          $1,031,247,877.09                  100.00%
                                 =====          =================                  ======

____________________
(1)     Occupancy as represented by the mortgagor at the time of origination.


                            PURPOSE OF THE GROUP II MORTGAGE LOANS

                                               PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     PURPOSE               MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
------------------------   --------------   -----------------------   -----------------------------
Cash Out Refinance......        3,909          $  650,726,235.62                   63.10%
Purchase................        1,753             300,207,924.06                   29.11
Rate/Term Refinance.....          463              80,313,717.41                    7.79
                                -----          -----------------                  ------
   Total................        6,125          $1,031,247,877.09                  100.00%
                                =====          =================                  ======

                   ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)

                                                        PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                       NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
--------------------------------    --------------   -----------------------   -----------------------------
11.07 - 15.00...................           2            $      147,433.30                 0.01%
15.01 - 20.00...................           5                   442,145.41                 0.04
20.01 - 25.00...................           6                   517,369.01                 0.05
25.01 - 30.00...................          13                 1,069,067.22                 0.10
30.01 - 35.00...................          30                 5,703,082.04                 0.55
35.01 - 40.00...................          33                 4,468,080.98                 0.43
40.01 - 45.00...................          52                 7,451,953.20                 0.72
45.01 - 50.00...................          79                12,593,482.42                 1.22
50.01 - 55.00...................          89                14,295,242.52                 1.39
55.01 - 60.00...................         189                31,542,282.66                 3.06
60.01 - 65.00...................         326                55,324,769.65                 5.36
65.01 - 70.00...................         464                85,748,841.21                 8.32
70.01 - 75.00...................         656               112,853,175.46                10.94
75.01 - 80.00...................       1,903               316,121,495.55                30.65
80.01 - 85.00...................         556                91,888,261.11                 8.91
85.01 - 90.00...................       1,153               197,407,041.28                19.14
90.01 - 95.00...................         500                83,933,868.76                 8.14
95.01 - 100.00..................          69                 9,740,285.31                 0.94
                                       -----            -----------------               ------
     Total......................       6,125            $1,031,247,877.09               100.00%
                                       =====            =================               ======

__________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the applicable Cut-off Date was approximately 78.75%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.

  GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)

                                              PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                             NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
     LOCATION             MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-----------------------   --------------   -----------------------   -----------------------------
Alabama................         28           $    2,096,845.75                    0.20%
Alaska.................          8                1,173,046.84                    0.11
Arizona................        124               15,002,578.13                    1.45
Arkansas...............          5                  360,563.35                    0.03
California.............        863              225,972,090.64                   21.91
Colorado...............        136               24,205,992.45                    2.35
Connecticut............        115               20,857,236.11                    2.02
Delaware...............          9                1,267,012.78                    0.12
Florida................        527               64,829,500.83                    6.29
Georgia................        392               47,745,487.23                    4.63
Idaho..................         10                1,160,034.53                    0.11
Illinois...............        190               28,516,056.83                    2.77
Indiana................        102                9,455,443.23                    0.92
Iowa...................         12                  919,842.44                    0.09
Kansas.................         39                3,789,892.62                    0.37
Kentucky...............         50                4,246,283.31                    0.41
Louisiana..............         34                4,371,995.49                    0.42
Maine..................         72                8,531,410.34                    0.83
Maryland...............         89               16,759,326.00                    1.63
Massachusetts..........        412               96,543,812.12                    9.36
Michigan...............        262               29,491,141.77                    2.86
Minnesota..............         65                9,657,676.83                    0.94
Mississippi............         14                1,019,249.38                    0.10
Missouri...............         75                7,285,303.21                    0.71
Montana................          2                  214,400.00                    0.02
Nebraska...............          6                  595,567.00                    0.06
Nevada.................         55                9,463,781.47                    0.92
New Hampshire..........         62               10,603,676.67                    1.03
New Jersey.............        340               66,392,599.51                    6.44
New Mexico.............         11                1,645,397.29                    0.16
New York...............        515              121,660,536.71                   11.80
North Carolina.........        100               11,165,610.32                    1.08
North Dakota...........          2                  221,017.60                    0.02
Ohio...................        200               18,466,800.07                    1.79
Oklahoma...............         13                1,276,026.83                    0.12
Oregon.................         27                3,695,832.38                    0.36
Pennsylvania...........        190               21,694,595.09                    2.10
Rhode Island...........         78               12,269,999.51                    1.19
South Carolina.........         49                4,996,467.71                    0.48
South Dakota...........          1                   66,415.77                    0.01
Tennessee..............         52                4,266,372.87                    0.41
Texas..................        460               62,809,344.97                    6.09
Utah...................          8                  976,600.00                    0.09
Vermont................         25                2,590,644.19                    0.25
Virginia...............        171               32,768,209.39                    3.18
Washington.............         65               11,718,338.45                    1.14
West Virginia..........          1                   84,600.00                    0.01
Wisconsin..............         56                5,997,925.84                    0.58
Wyoming................          3                  349,295.24                    0.03
                             -----           -----------------                  ------
 Total.................      6,125           $1,031,247,877.09                  100.00%
                             =====           =================                  ======

___________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.37% in the 02124 ZIP Code.

                      DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                      PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
   DOCUMENTATION LEVEL            MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-------------------------------   --------------   -----------------------   -----------------------------
Full Documentation.............       3,812           $  602,746,287.35                   58.45%
Stated Income Documentation....       2,251              415,603,418.55                   40.30
Lite  Documentation............          48               10,084,436.70                    0.98
No Documentation...............          14                2,813,734.49                    0.27
                                      -----           -----------------                  ------
 Total.........................       6,125           $1,031,247,877.09                  100.00%
                                      =====           =================                  ======

____________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.


            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                               NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
CURRENT MORTGAGE RATE (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-------------------------   --------------   -----------------------   -----------------------------
 5.500-   6.000..........         68           $   23,064,234.10                   2.24%
 6.001-   7.000..........        940              220,117,321.80                  21.34
 7.001-   8.000..........      2,206              408,178,248.06                  39.58
 8.001-   9.000..........      1,767              261,095,086.48                  25.32
 9.001-  10.000..........        745               82,540,830.28                   8.00
10.001-  11.000..........        265               24,934,977.53                   2.42
11.001-  12.000..........         94                8,213,144.25                   0.80
12.001-  13.000..........         34                2,559,475.55                   0.25
13.001-  13.850..........          6                  544,559.04                   0.05
                               -----           -----------------                 ------
 Total...................      6,125           $1,031,247,877.09                 100.00%
                               =====           =================                 ======

__________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the applicable Cut-off Date was approximately 7.867% per annum.


               GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
  GROSS MARGIN (%)       MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
----------------------   --------------   -----------------------   -----------------------------
 2.950 -  3.000.......          5             $  2,389,999.84                    0.32%
 3.001 -  4.000.......        313               71,005,178.08                    9.57
 4.001 -  5.000.......      1,585              305,841,675.46                   41.23
 5.001 -  6.000.......      1,667              260,494,184.66                   35.11
 6.001 -  7.000.......        584               76,475,318.30                   10.31
 7.001 -  8.000.......        176               19,480,351.08                    2.63
 8.001 -  9.000.......         37                4,205,807.00                    0.57
 9.001 - 10.000.......         18                1,720,842.44                    0.23
10.001 - 10.400.......          2                  250,475.63                    0.03
                            -----             ---------------                  ------
 Total................      4,387             $741,863,832.49                  100.00%
                            =====             ===============                  ======

__________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 5.096% per annum.

              NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                               PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
    NEXT ADJUSTMENT DATE   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
------------------------   --------------   -----------------------   -----------------------------
February 1, 2003......           1             $     67,103.56                    0.01%
December 1, 2003......           1                   98,349.41                    0.01
March 1, 2004.........           1                  464,248.49                    0.06
April 1, 2004.........           1                  139,973.92                    0.02
May 1, 2004...........           2                  408,247.31                    0.06
July 1, 2004..........           3                  297,913.63                    0.04
August 1, 2004........           1                  240,795.03                    0.03
September 1, 2004.....           7                1,421,687.80                    0.19
October 1, 2004.......          63               14,085,293.24                    1.90
November 1, 2004......         261               66,156,921.44                    8.92
December 1, 2004......       1,170              215,388,851.95                   29.03
December 2, 2004......           1                  140,000.00                    0.02
January 1, 2005.......       1,576              249,321,234.10                   33.61
February 1, 2005......         908              139,776,603.05                   18.84
July 1, 2005..........           1                  149,644.89                    0.02
October 1, 2005.......           1                  123,513.07                    0.02
November 1, 2005......          11                1,375,368.47                    0.19
December 1, 2005......         104               18,914,311.41                    2.55
January 1, 2006.......         103               11,546,660.80                    1.56
February 1, 2006......          75                9,176,080.00                    1.24
November 1, 2017......           5                1,234,117.70                    0.17
December 1, 2017......          43                6,247,784.73                    0.84
January 1, 2018.......          26                2,942,345.49                    0.40
February 1, 2018......          22                2,146,783.00                    0.29
                             -----             ---------------                  ------
  Total...............       4,387             $741,863,832.49                  100.00%
                             =====             ===============                  ======

__________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date is approximately
     26.7 months.





             MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                               NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-------------------------   --------------   -----------------------   -----------------------------
11.500 - 12.000..........         51              $ 15,549,469.43                   2.10%
12.001 - 13.000..........        531               119,290,273.41                  16.08
13.001 - 14.000..........      1,646               305,264,395.62                  41.15
14.001 - 15.000..........      1,424               216,736,655.30                  29.22
15.001 - 16.000..........        542                65,316,917.30                   8.80
16.001 - 17.000..........        138                13,948,178.71                   1.88
17.001 - 18.000..........         41                 4,593,720.14                   0.62
18.001 - 19.000..........         12                   947,019.51                   0.13
19.001 - 19.190..........          2                   217,203.07                   0.03
                               -----              ---------------                  ------







  Total..................      4,387              $741,863,832.49                 100.00%
                               =====              ===============                 ======

____________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 13.948% per annum.


           MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                               NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
MINIMUM MORTGAGE RATE (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-------------------------   --------------   -----------------------   -----------------------------
 4.990 -  5.000..........          1             $    219,560.04                    0.03%
 5.001 -  6.000..........         51               15,549,469.43                    2.10
 6.001 -  7.000..........        534              120,430,843.31                   16.23
 7.001 -  8.000..........      1,664              311,309,332.93                   41.96
 8.001 -  9.000..........      1,413              212,447,314.22                   28.64
 9.001 - 10.000..........        537               63,090,296.75                    8.50
10.001 - 11.000..........        135               13,683,124.20                    1.84
11.001 - 12.000..........         38                3,969,669.03                    0.54
12.001 - 13.000..........         13                1,094,937.90                    0.15
13.001 - 13.150..........          1                   69,284.68                    0.01
                               -----             ---------------                  ------
 Total...................      4,387             $741,863,832.49                  100.00%
                               =====             ===============                  ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the applicable Cut-off Date was approximately 7.929% per annum.



             INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                     PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                                    NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
INITIAL PERIODIC RATE CAP (%)    MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
-----------------------------    --------------   -----------------------   -----------------------------
3.000........................        4,386             $741,644,272.45                   99.97%
4.000........................            1                  219,560.04                    0.03
                                     -----             ---------------                  ------
  Total......................        4,387             $741,863,832.49                  100.00%
                                     =====             ===============                  ======

__________________
(1)    Relates solely to initial rate adjustments.



       SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                            PRINCIPAL BALANCE        % OF AGGREGATE PRINCIPAL
                           NUMBER OF      OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF THE
PERIODIC RATE CAP (%)   MORTGAGE LOANS   APPLICABLE CUT-OFF DATE       APPLICABLE CUT-OFF DATE
---------------------   --------------   -----------------------   -----------------------------
1.000................        4,359           $733,964,875.27                   98.94%
1.500................           27              7,699,200.40                    1.04
3.000................            1                199,756.82                    0.03
                             -----           ---------------                  ------
  Total..............        4,387           $741,863,832.49                  100.00%
                             =====           ===============                  ======

__________________
(1)    Relates to all rate adjustments subsequent to initial rate adjustments.